UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     June 30, 2013

LEGG MASON

BATTERYMARCH

U.S. SMALL

CAPITALIZATION

EQUITY PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio for the six-month reporting period ended June 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board and President of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 26, 2013

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s initial reading for second quarter 2013 GDP growth, released after the reporting period ended, was 1.7%. This increase was partially driven by increases in non-residential fixed investment and exports, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April. It then edged up to 7.6% in May and was unchanged in June. In an encouraging sign, an average of almost 202,000 jobs were created per month during the first half of 2013. In contrast, the monthly average was roughly 183,000 in 2012. In addition, the percentage of longer-term unemployed has declined, as roughly 36.7% of the 11.8 million Americans looking for work in June 2013 have been out of work for more than six months, versus 38.1% in January 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.2% on a seasonally adjusted basis in June 2013 versus the previous month and were 1.52% higher than in June 2012. In addition, the NAR reported that the median existing-home price for all housing types was $214,200 in June 2013, up 13.5% from June 2012. This marked the sixteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 1.9% in June 2013 to a 5.2 month supply at the current sales pace, it was 7.6% lower than in June 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first four months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory in June, as the PMI increased to 50.9. During June, 12 of the 18 industries within the PMI expanded, versus 10 expanding the prior month.

IV	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, after the reporting period ended, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Q. What factors impacted the U.S. stock market during the reporting period?

A. Despite periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. As 2013 began, there were concerns about the “fiscal cliff” and its potential impact on the economy. While this and other macro issues, including the European sovereign debt crisis and uncertainties surrounding the impact of sequestration, weighed on investor sentiment at times, the market posted positive results during the first five months of the reporting period. The market then experienced a modest setback in June 2013, due to concerns related to the tapering of the Fed’s asset purchase program. However, for the six months ended June 30, 2013, the S&P 500 Indexv gained 13.82%.

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns during the six months ended June 30, 2013, with the Russell 2000 Indexvi gaining 15.86%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexvii , returned 13.91% and the Russell Midcap

Indexviii returned 15.45%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 12.23% and 15.78%, respectively.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	V

Investment commentary (cont’d)

Performance review

For the six months ended June 30, 2013, Class FI shares of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio returned 13.75%. The Fund’s unmanaged benchmark, Russell 2000 Index, returned 15.86% for the same period. The Lipper Small-Cap Core Funds Category Average1 returned 14.78% over the same time frame.

Performance Snapshot as of June 30, 2013 (unaudited)
(excluding sales charges)	6 months
Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio:
Class A	13.71%
Class A2	13.73%
Class C	13.27%
Class FI	13.75%
Class I	14.00%
Class IS	13.97%
Russell 2000 Index	15.86%
Lipper Small-Cap Core Funds Category Average[1]	14.78%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 1.24%, 1.20%, 2.06%, 1.53%, 0.89% and 0.79%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.30% for Class A shares, 1.50% for Class A2 shares, 2.05% for Class C shares, 1.30% for Class FI shares, 1.00% Class I shares and 0.75% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 751 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

and/or reimburse operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, so that annual operating expenses are not expected to exceed 1.20% for Class A shares, 1.40% for Class A2 shares, 1.95% for Class C shares, 1.20% for Class FI shares and 0.90% for Class I shares. These arrangements are expected to continue until December 31, 2014 but may be terminated at any time by the manager.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 1, 2013

RISKS: Investments in small-cap companies may involve greater risks and volatility than investments in larger, more established companies. Small-cap companies may have limited product lines, markets or financial resources. The Fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

viii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

VIII	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of June 30, 2013 and December 31, 2012. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2013 and held for the six months ended June 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class A	13.71%	$1,000.00	$1,137.10	1.20%	$6.36	Class A	5.00%	$1,000.00	$1,018.84	1.20%	$6.01
Class A2	13.73	1,000.00	1,137.30	1.20	6.36	Class A2	5.00	1,000.00	1,018.84	1.20	6.01
Class C	13.27	1,000.00	1,132.70	1.95	10.31	Class C	5.00	1,000.00	1,015.12	1.95	9.74
Class FI	13.75	1,000.00	1,137.50	1.20	6.36	Class FI	5.00	1,000.00	1,018.84	1.20	6.01
Class I	14.00	1,000.00	1,140.00	0.79	4.19	Class I	5.00	1,000.00	1,020.88	0.79	3.96
Class IS	13.97	1,000.00	1,139.70	0.75	3.98	Class IS	5.00	1,000.00	1,021.08	0.75	3.76

2	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report

[1]	For the six months ended June 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2013

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Common Stocks — 97.0%
Consumer Discretionary — 10.9%
Auto Components — 0.7%
Standard Motor Products Inc.	80,081	$2,749,982
Stoneridge Inc.	176,900	2,059,116	*
Total Auto Components		4,809,098
Automobiles — 0.4%
Winnebago Industries Inc.	127,007	2,665,877	*
Diversified Consumer Services — 0.5%
Stewart Enterprises Inc., Class A Shares	254,308	3,328,892
Hotels, Restaurants & Leisure — 2.1%
CEC Entertainment Inc.	82,947	3,404,145
Cracker Barrel Old Country Store Inc.	56,200	5,319,892
Marcus Corp.	29,681	377,543
Marriott Vacations Worldwide Corp.	44,100	1,906,884	*
Orient-Express Hotels Ltd., Class A Shares	235,400	2,862,464	*
Town Sports International Holdings Inc.	1,616	17,404
Total Hotels, Restaurants & Leisure		13,888,332
Household Durables — 0.5%
M.D.C. Holdings Inc.	100,024	3,251,780
Internet & Catalog Retail — 0.4%
Orbitz Worldwide Inc.	344,900	2,769,547	*
Leisure Equipment & Products — 0.8%
Leapfrog Enterprises Inc.	191,922	1,888,512	*
Smith & Wesson Holding Corp.	323,100	3,224,538	*
Total Leisure Equipment & Products		5,113,050
Media — 1.9%
Ballantyne Strong Inc.	50,400	212,688	*
Entravision Communications Corp., Class A Shares	457,681	2,814,738
New York Times Co., Class A Shares	326,000	3,605,560	*
Scholastic Corp.	107,032	3,134,967
Valassis Communications Inc.	102,000	2,508,180
Total Media		12,276,133
Multiline Retail — 0.2%
Dillard’s Inc., Class A Shares	16,000	1,311,520
Specialty Retail — 2.7%
Aaron’s Inc.	15,465	433,175
Big 5 Sporting Goods Corp.	81,581	1,790,703
Brown Shoe Co. Inc.	119,740	2,578,002

See Notes to Financial Statements.

4	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Specialty Retail — continued
Buckle Inc.	42,500	$2,210,850
Destination Maternity Corp.	58,990	1,451,154
Genesco. Inc.	38,200	2,559,018	*
hhgregg Inc.	78,328	1,250,898	*
Penske Automotive Group Inc.	90,300	2,757,762
Rent-A-Center Inc.	66,181	2,485,096
Total Specialty Retail		17,516,658
Textiles, Apparel & Luxury Goods — 0.7%
Iconix Brand Group Inc.	147,400	4,335,034	*
Total Consumer Discretionary		71,265,921
Consumer Staples — 2.8%
Food & Staples Retailing — 0.7%
Nash Finch Co.	45,954	1,011,447
Rite Aid Corp.	682,900	1,953,094	*
Spartan Stores Inc.	93,034	1,715,547
Total Food & Staples Retailing		4,680,088
Food Products — 1.1%
John B. Sanfilippo & Son Inc.	26,818	540,651
Pilgrim’s Pride Corp.	79,672	1,190,300	*
Post Holdings Inc.	63,100	2,754,946	*
Sanderson Farms Inc.	46,000	3,055,320
Total Food Products		7,541,217
Personal Products — 1.0%
Nu Skin Enterprises Inc., Class A Shares	57,365	3,506,149
USANA Health Sciences Inc.	37,780	2,734,516	*
Total Personal Products		6,240,665
Total Consumer Staples		18,461,970
Energy — 5.9%
Energy Equipment & Services — 2.4%
Bristow Group Inc.	59,800	3,906,136
Exterran Holdings Inc.	146,400	4,116,768	*
Hercules Offshore Inc.	443,900	3,125,056	*
RPC Inc.	131,682	1,818,529
Tesco Corp.	102,985	1,364,551	*
Willbros Group Inc.	165,609	1,016,839	*
Total Energy Equipment & Services		15,347,879
Oil, Gas & Consumable Fuels — 3.5%
Alon USA Energy Inc.	89,451	1,293,462
Delek US Holdings Inc.	78,500	2,259,230

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Energy XXI (Bermuda) Ltd.	105,600	$2,342,208
EPL Oil & Gas Inc.	126,800	3,722,848	*
Rosetta Resources Inc.	19,900	846,148	*
Stone Energy Corp.	100,200	2,207,406	*
Targa Resources Corp.	65,654	4,223,522
VAALCO Energy Inc.	402,202	2,300,595	*
Western Refining Inc.	133,300	3,741,731
Total Oil, Gas & Consumable Fuels		22,937,150
Total Energy		38,285,029
Financials — 23.2%
Capital Markets — 1.3%
Arlington Asset Investment Corp., Class A Shares	78,407	2,096,603
Manning & Napier Inc.	117,186	2,081,223
MCG Capital Corp.	460,250	2,397,903
Piper Jaffray Cos.	52,705	1,666,005	*
Total Capital Markets		8,241,734
Commercial Banks — 7.5%
BBCN Bancorp Inc.	140,900	2,003,598
Columbia Banking System Inc.	148,500	3,535,785
Community Trust Bancorp Inc.	21,889	779,686
First Interstate BancSystem Inc., Class A Shares	8,350	173,095
First Merchants Corp.	49,671	851,858
FirstMerit Corp.	205,100	4,108,153
FNB Corp.	217,000	2,621,360
Hanmi Financial Corp.	189,730	3,352,529	*
Lakeland Financial Corp.	64,958	1,802,584
MB Financial Inc.	126,900	3,400,920
Old National Bancorp	244,900	3,386,967
PacWest Bancorp	69,744	2,137,654
PrivateBancorp Inc.	179,600	3,809,316
Susquehanna Bancshares Inc.	220,840	2,837,794
United Community Banks Inc.	232,890	2,892,494	*
Webster Financial Corp.	136,100	3,495,048
Wesbanco Inc.	78,400	2,072,112
Western Alliance Bancorp	177,867	2,815,635	*
Wilshire Bancorp Inc.	454,700	3,010,114
Total Commercial Banks		49,086,702

See Notes to Financial Statements.

6	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Consumer Finance — 2.5%
Credit Acceptance Corp.	27,293	$2,867,130	*
DFC Global Corp.	131,836	1,820,655	*
Encore Capital Group Inc.	97,900	3,241,469	*
EZCORP Inc., Class A Shares	84,223	1,421,684	*
Nelnet Inc., Class A Shares	75,400	2,721,186
Portfolio Recovery Associates Inc.	27,300	4,194,099	*
Total Consumer Finance		16,266,223
Insurance — 2.9%
American Equity Investment Life Holding Co.	241,880	3,797,516
First American Financial Corp.	153,600	3,385,344
Maiden Holdings Ltd.	148,400	1,665,048
Meadowbrook Insurance Group Inc.	337,297	2,708,495
Platinum Underwriters Holdings Ltd.	57,660	3,299,305
Primerica Inc.	102,880	3,851,827
Total Insurance		18,707,535
Real Estate Investment Trusts (REITs) — 7.7%
Ashford Hospitality Trust	280,720	3,214,244
Cedar Shopping Centers Inc.	298,100	1,544,158
Chatham Lodging Trust	109,200	1,876,056
DiamondRock Hospitality Co.	311,300	2,901,316
DuPont Fabros Technology Inc.	136,300	3,291,645
EPR Properties	51,500	2,588,905
FelCor Lodging Trust Inc.	595,600	3,519,996	*
First Industrial Realty Trust Inc.	194,390	2,948,897
Getty Realty Corp.	48,200	995,330
Hersha Hospitality Trust	462,100	2,606,244
LaSalle Hotel Properties	104,200	2,573,740
NorthStar Realty Finance Corp.	388,820	3,538,262
Pennsylvania Real Estate Investment Trust	146,400	2,764,032
Potlatch Corp.	70,700	2,859,108
Redwood Trust Inc.	151,470	2,574,990
Resource Capital Corp.	389,000	2,392,350
RLJ Lodging Trust	174,400	3,922,256
Summit Hotel Properties Inc.	89,649	847,183
Sunstone Hotel Investors Inc.	292,700	3,535,816	*
Total Real Estate Investment Trusts (REITs)		50,494,528
Thrifts & Mortgage Finance — 1.3%
First Defiance Financial Corp.	19,087	430,412
Home Loan Servicing Solutions Ltd.	124,400	2,981,868

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Thrifts & Mortgage Finance — continued
HomeStreet Inc.	75,620	$1,622,049
Ocwen Financial Corp.	85,100	3,507,822	*
Total Thrifts & Mortgage Finance		8,542,151
Total Financials		151,338,873
Health Care — 13.0%
Biotechnology — 3.4%
Alkermes PLC	112,900	3,237,972	*
AMAG Pharmaceuticals Inc.	100,400	2,233,900	*
Cubist Pharmaceuticals Inc.	65,101	3,144,378	*
Isis Pharmaceuticals Inc.	109,800	2,950,326	*
PDL BioPharma Inc.	441,350	3,407,222
Peregrine Pharmaceuticals Inc.	391,300	504,777	*
Pharmacyclics Inc.	42,900	3,409,263	*
Repligen Corp.	191,294	1,576,263	*
SciClone Pharmaceuticals Inc.	413,580	2,051,357	*
Total Biotechnology		22,515,458
Health Care Equipment & Supplies — 2.6%
Anika Therapeutics Inc.	22,500	382,500	*
CONMED Corp.	36,286	1,133,575
Cyberonics Inc.	53,700	2,790,252	*
Cynosure Inc., Class A Shares	80,600	2,093,988	*
Invacare Corp.	125,176	1,797,527
Natus Medical Inc.	103,861	1,417,703	*
NuVasive Inc.	41,853	1,037,536	*
STERIS Corp.	105,159	4,509,218
West Pharmaceutical Services Inc.	24,400	1,714,344
Total Health Care Equipment & Supplies		16,876,643
Health Care Providers & Services — 3.0%
Bio-Reference Laboratories Inc.	132,059	3,796,696	*
Centene Corp.	29,832	1,564,987	*
Ensign Group Inc.	20,500	722,010
Five Star Quality Care Inc.	41,613	233,449	*
Gentiva Health Services Inc.	36,430	362,843	*
Magellan Health Services Inc.	59,410	3,331,713	*
Molina Healthcare Inc.	84,700	3,149,146	*
PharMerica Corp.	166,600	2,309,076	*
Skilled Healthcare Group Inc., Class A Shares	98,162	655,722	*
WellCare Health Plans Inc.	60,241	3,346,387	*
Total Health Care Providers & Services		19,472,029

See Notes to Financial Statements.

8	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Health Care Technology — 0.3%
Omnicell Inc.	106,160	$2,181,588	*
Life Sciences Tools & Services — 0.6%
Cambrex Corp.	48,201	673,368	*
Parexel International Corp.	63,900	2,935,566	*
Total Life Sciences Tools & Services		3,608,934
Pharmaceuticals — 3.1%
Endocyte Inc.	108,800	1,428,544	*
Hi-Tech Pharmacal Co. Inc.	17,700	587,640
Impax Laboratories Inc.	87,100	1,737,645	*
Jazz Pharmaceuticals PLC	37,500	2,577,375	*
Medicines Co.	124,833	3,839,863	*
Questcor Pharmaceuticals Inc.	106,400	4,836,944
Santarus Inc.	260,104	5,475,189	*
Total Pharmaceuticals		20,483,200
Total Health Care		85,137,852
Industrials — 15.2%
Aerospace & Defense — 2.3%
AAR Corp.	174,500	3,835,510
Curtiss-Wright Corp.	98,194	3,639,070
Ducommun Inc.	21,909	465,785	*
Esterline Technologies Corp.	53,400	3,860,286	*
Taser International Inc.	384,800	3,278,496	*
Total Aerospace & Defense		15,079,147
Air Freight & Logistics — 0.1%
Park-Ohio Holdings Corp.	26,503	874,069	*
Airlines — 1.1%
Alaska Air Group Inc.	35,692	1,855,984	*
Hawaiian Holdings Inc.	37,407	228,557	*
US Airways Group Inc.	303,200	4,978,544	*
Total Airlines		7,063,085
Commercial Services & Supplies — 1.9%
Consolidated Graphics Inc.	6,259	294,236	*
Deluxe Corp.	90,300	3,128,895
Kimball International Inc., Class B Shares	169,527	1,646,107
TeleTech Holdings Inc.	29,844	699,245	*
Unifirst Corp.	27,440	2,503,900
United Stationers Inc.	110,893	3,720,460
Viad Corp.	16,337	400,583
Total Commercial Services & Supplies		12,393,426

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Construction & Engineering — 2.6%
Argan Inc.	91,027	$1,420,021
EMCOR Group Inc.	117,727	4,785,602
Granite Construction Inc.	110,917	3,300,890
MasTec Inc.	90,600	2,980,740	*
MYR Group Inc.	65,862	1,281,016	*
Pike Electric Corp.	235,100	2,891,730
Total Construction & Engineering		16,659,999
Electrical Equipment — 1.4%
AZZ Inc.	70,800	2,730,048
Brady Corp., Class A Shares	18,900	580,797
Generac Holdings Inc.	65,700	2,431,557
General Cable Corp.	99,900	3,071,925
Total Electrical Equipment		8,814,327
Industrial Conglomerates — 0.3%
Tredegar Corp.	82,671	2,124,645
Machinery — 2.5%
Freightcar America Inc.	37,710	640,693
Hyster-Yale Materials Handling Inc.	60,128	3,775,437
Kadant Inc.	39,290	1,185,379
Kaydon Corp.	65,879	1,814,967
L.B. Foster Co., Class A	47,230	2,038,919
Mueller Industries Inc.	25,200	1,270,836
Mueller Water Products Inc., Class A Shares	478,400	3,305,744
NACCO Industries Inc., Class A Shares	31,231	1,788,912
Xerium Technologies Inc.	36,440	370,959	*
Total Machinery		16,191,846
Professional Services — 1.1%
Insperity Inc.	81,864	2,480,479
Kforce Inc.	119,772	1,748,671
Korn/Ferry International	17,372	325,552	*
Navigant Consulting Inc.	12,671	152,052	*
Resources Connection Inc.	205,320	2,381,712
Total Professional Services		7,088,466
Road & Rail — 1.3%
AMERCO	18,100	2,930,390
Saia Inc.	81,825	2,452,295	*
Swift Transportation Co.	204,800	3,387,392	*
Total Road & Rail		8,770,077

See Notes to Financial Statements.

10	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Trading Companies & Distributors — 0.6%
Aircastle Ltd.	196,357	$3,139,748
H&E Equipment Services Inc.	40,372	850,638
Total Trading Companies & Distributors		3,990,386
Total Industrials		99,049,473
Information Technology — 17.6%
Communications Equipment — 1.9%
Aruba Networks Inc.	81,500	1,251,840	*
Black Box Corp.	35,614	901,747
Brocade Communications Systems Inc.	323,900	1,865,664	*
Calix Inc.	189,192	1,910,839	*
Ciena Corp.	81,700	1,586,614	*
Comtech Telecommunications Corp.	58,633	1,576,641
Harmonic Inc.	383,569	2,435,663	*
Ixia	40,450	744,280	*
Total Communications Equipment		12,273,288
Computers & Peripherals — 1.4%
Cray Inc.	117,100	2,299,844	*
Datalink Corp.	88,470	941,321	*
Silicon Graphics International Corp.	135,400	1,811,652	*
Super Micro Computer Inc.	26,900	286,216	*
Synaptics Inc.	47,200	1,820,032	*
Xyratex Ltd.	198,262	1,994,516
Total Computers & Peripherals		9,153,581
Electronic Equipment, Instruments & Components — 1.9%
Benchmark Electronics Inc.	154,739	3,110,254	*
Checkpoint Systems Inc.	79,100	1,122,429	*
Daktronics Inc.	55,256	566,927
Insight Enterprises Inc.	102,410	1,816,753	*
Plexus Corp.	100,000	2,989,000	*
Sanmina Corp.	184,500	2,647,575	*
Vishay Precision Group Inc.	17,200	260,408	*
Total Electronic Equipment, Instruments & Components		12,513,346
Internet Software & Services — 1.8%
Angie’s List Inc.	60,800	1,614,240	*
Digital River Inc.	124,500	2,336,865	*
Stamps.com Inc.	42,062	1,656,822	*
United Online Inc.	222,324	1,685,216
ValueClick Inc.	106,900	2,638,292	*

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Internet Software & Services — continued
VistaPrint NV	42,000	$2,073,540	*
Total Internet Software & Services		12,004,975
IT Services — 2.9%
Acxiom Corp.	105,716	2,397,639	*
Ciber Inc.	511,793	1,709,389	*
Convergys Corp.	237,750	4,143,982
Heartland Payment Systems Inc.	92,700	3,453,075
Lionbridge Technologies Inc.	126,675	367,358	*
Syntel Inc.	27,414	1,723,518
Unisys Corp.	136,013	3,001,807	*
Virtusa Corp.	100,234	2,221,185	*
Total IT Services		19,017,953
Semiconductors & Semiconductor Equipment — 3.9%
Advanced Energy Industries Inc.	186,800	3,252,188	*
Cirrus Logic Inc.	109,600	1,902,656	*
Diodes Inc.	33,800	877,786	*
First Solar Inc.	35,900	1,605,807	*
Integrated Silicon Solutions Inc.	77,876	853,521	*
IXYS Corp.	25,000	276,500
Kulicke & Soffa Industries Inc.	215,900	2,387,854	*
OmniVision Technologies Inc.	161,500	3,011,975	*
Photronics Inc.	348,023	2,805,066	*
RF Micro Devices Inc.	750,700	4,016,245	*
Silicon Image Inc.	456,045	2,667,863	*
Spansion Inc.	149,429	1,870,851	*
Total Semiconductors & Semiconductor Equipment		25,528,312
Software — 3.8%
Aspen Technology Inc.	125,100	3,601,629	*
EPIQ Systems Inc.	15,424	207,761
Manhattan Associates Inc.	49,400	3,811,704	*
Mentor Graphics Corp.	151,600	2,963,780
NetScout Systems Inc.	134,965	3,150,083	*
Pegasystems Inc.	66,584	2,205,262
Progress Software Corp.	156,573	3,602,745	*
PTC Inc.	138,303	3,392,573	*
SeaChange International Inc.	105,575	1,236,283	*
Telecommunication Systems Inc., Class A Shares	169,501	394,937	*
Total Software		24,566,757
Total Information Technology		115,058,212

See Notes to Financial Statements.

12	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Materials — 4.9%
Chemicals — 1.6%
A. Schulman Inc.	85,632	$2,296,650
American Pacific Corp.	11,457	324,806	*
FutureFuel Corp.	141,400	2,003,638
Landec Corp.	128,150	1,692,861	*
Minerals Technologies Inc.	9,720	401,825
OM Group Inc.	124,500	3,849,540	*
Total Chemicals		10,569,320
Construction Materials — 0.2%
Headwaters Inc.	168,357	1,488,276	*
Containers & Packaging — 0.5%
AEP Industries Inc.	23,298	1,733,138	*
Boise Inc.	144,300	1,232,322
Total Containers & Packaging		2,965,460
Metals & Mining — 1.3%
Century Aluminum Co.	81,350	754,928	*
Coeur Mining Inc.	161,000	2,141,300	*
Golden Star Resources Ltd.	305,847	128,456	*
Handy & Harman Ltd.	11,000	196,680	*
Kaiser Aluminum Corp.	21,800	1,350,292
SunCoke Energy Inc.	100,938	1,415,151	*
Worthington Industries Inc.	75,700	2,400,447
Total Metals & Mining		8,387,254
Paper & Forest Products — 1.3%
Domtar Corp.	5,800	385,700
Louisiana-Pacific Corp.	159,900	2,364,921	*
Neenah Paper Inc.	26,665	847,147
P.H. Glatfelter Co.	21,206	532,271
Resolute Forest Products	160,100	2,108,517	*
Schweitzer-Mauduit International Inc.	48,070	2,397,731
Total Paper & Forest Products		8,636,287
Total Materials		32,046,597
Telecommunication Services — 0.9%
Diversified Telecommunication Services — 0.6%
IDT Corp., Class B Shares	42,289	790,381
magicJack VocalTec Ltd.	17,350	246,197	*
Vonage Holdings Corp.	1,005,620	2,845,905	*
Total Diversified Telecommunication Services		3,882,483

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security			Shares	Value
Wireless Telecommunication Services — 0.3%
USA Mobility Inc.			135,358	$1,836,808
Total Telecommunication Services				5,719,291
Utilities — 2.6%
Electric Utilities — 1.3%
Otter Tail Corp.			90,000	2,556,000
Portland General Electric Co.			106,422	3,255,449
UNS Energy Corp.			63,150	2,824,699
Total Electric Utilities				8,636,148
Gas Utilities — 0.9%
Chesapeake Utilities Corp.			43,100	2,219,219
Southwest Gas Corp.			72,800	3,406,312
Total Gas Utilities				5,625,531
Water Utilities — 0.4%
American States Water Co.			54,800	2,941,116
Total Utilities				17,202,795
Total Common Stocks (Cost — $548,515,911)				633,566,013
Investment In Underlying Funds — 2.0%
iShares Trust — iShares Russell 2000 Index Fund (Cost — $13,230,516)			133,893	13,009,044
Total Investments before Short-Term Investments (Cost — $561,746,427)				646,575,057

	Rate	Maturity Date	Face Amount
Short-Term Investments — 1.4%
Repurchase Agreements — 1.4%
Interest in $1,050,000,000 joint tri-party repurchase agreement dated 6/28/13 with RBS Securities Inc.; Proceeds at maturity — $9,260,077; (Fully collateralized by various U.S. government obligations, 0.250% to 2.125% due 11/30/14 to 3/31/18; Market value — $9,445,218) (Cost — $9,260,000)	0.100%	7/1/13	$9,260,000	9,260,000
Total Investments — 100.4% (Cost — $571,006,427#)				655,835,057
Liabilities in Excess of Other Assets — (0.4)%				(2,911,623)
Total Net Assets — 100.0%				$652,923,434

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

14	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2013

Assets:
Investments, at value (Cost — $571,006,427)	$655,835,057
Cash	775
Receivable for securities sold	8,511,189
Receivable for Fund shares sold	1,330,926
Dividends receivable	616,578
Prepaid expenses	49,528
Total Assets	666,344,053
Liabilities:
Payable for securities purchased	12,770,555
Investment management fee payable	365,036
Payable for Fund shares repurchased	112,722
Service and/or distribution fees payable	8,348
Trustees’ fees payable	2,866
Accrued expenses	161,092
Total Liabilities	13,420,619
Total Net Assets	$652,923,434
Net Assets:
Par value (Note 7)	$528
Paid-in capital in excess of par value	535,438,285
Undistributed net investment income	1,406,349
Accumulated net realized gain on investments	31,249,642
Net unrealized appreciation on investments	84,828,630
Total Net Assets	$652,923,434
Shares Outstanding:
Class A	1,346,825
Class A2	95,651
Class C	443,546
Class FI	84,800
Class I	538,880
Class IS	50,255,830
Net Asset Value:
Class A (and redemption price)	$12.42
Class A2 (and redemption price)	$12.40
Class C*	$12.08
Class FI (and redemption price)	$12.12
Class I (and redemption price)	$12.51
Class IS (and redemption price)	$12.37
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$13.18
Class A2 (based on maximum initial sales charge of 5.75%)	$13.16

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report	15

Statement of operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income:
Dividends	$3,905,772
Interest	3,953
Total Investment Income	3,909,725

Expenses:
Investment management fee (Note 2)	2,173,764
Registration fees	57,445
Legal fees	55,453
Service and/or distribution fees (Notes 2 and 5)	49,877
Transfer agent fees (Note 5)	44,836
Trustees’ fees	41,158
Fund accounting fees	32,770
Shareholder reports	27,285
Audit and tax	16,771
Insurance	6,391
Custody fees	4,515
Fees recaptured by investment manager (Note 2)	182
Miscellaneous expenses	12,873
Total Expenses	2,523,320
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(119,252)
Net Expenses	2,404,068
Net Investment Income	1,505,657

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain	35,501,264
Change in Net Unrealized Appreciation (Depreciation)	43,045,752
Net Gain on Investments	78,547,016
Increase in Net Assets From Operations	$80,052,673

See Notes to Financial Statements.

16	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012	2013	2012

Operations:
Net investment income	$1,505,657	$6,887,888
Net realized gain	35,501,264	16,962,776
Change in net unrealized appreciation (depreciation)	43,045,752	23,191,742
Increase in Net Assets From Operations	80,052,673	47,042,406

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(900,010)	(6,711,906)
Net realized gains	(730,464)	—
Decrease in Net Assets From Distributions to Shareholders	(1,630,474)	(6,711,906)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	66,980,378	650,179,298
Reinvestment of distributions	786,347	3,093,560
Cost of shares repurchased	(75,169,331)	(356,573,011)
Increase (Decrease) in Net Assets From Fund Share Transactions	(7,402,606)	296,699,847
Increase in Net Assets	71,019,593	337,030,347

Net Assets:
Beginning of period	581,903,841	244,873,494
End of period*	$652,923,434	$581,903,841
*Includesundistributed net investment income of:	$1,406,349	$800,702

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report	17

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1,2]	2013[3]		2012	2011	2010		2009[4]

Net asset value, beginning of period	$10.94		$9.50	$9.74	$7.59		$5.53

Income (loss) from operations:
Net investment income (loss)	0.00	[5]	0.09	0.01	(0.01)		0.01
Net realized and unrealized gain (loss)	1.51		1.41	(0.24)	2.12		2.05
Proceeds from settlement of a regulatory matter	—		—	—	0.04		—
Total income (loss) from operations	1.51		1.50	(0.23)	2.15		2.06

Less distributions from:
Net investment income	(0.02)		(0.06)	(0.01)	(0.00)	[5]	—
Net realized gains	(0.01)		—	—	—		—
Total distributions	(0.03)		(0.06)	(0.01)	(0.00)	[5]	—

Net asset value, end of period	$12.42		$10.94	$9.50	$9.74		$7.59
Total return[6]	13.71%		15.83%	(2.40)%	28.39%[7]		37.25%

Net assets, end of period (000s)	$16,721		$16,889	$18,142	$20,994		$18,657

Ratios to average net assets:
Gross expenses	1.25%[8]		1.24%	1.23%[9]	1.38%		1.36%[8,10]
Net expenses[11]	1.20	[8,12,13]	1.21 [12,13]	1.23 [9,13]	1.33	[12,13]	1.36 [8,10]
Net investment income (loss)	0.05	[8]	0.82	0.03	(0.14)		0.23 [8]

Portfolio turnover rate	58%		57%	49%	41%		52%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]	For the six months ended June 30, 2013 (unaudited).

[4]	For the period February 5, 2009 (commencement of operations) to December 31, 2009.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 27.86%. Class A received $96,776 related to this distribution.

[8]	Annualized.

[9]	Reflects recapture of fees waived/reimbursed from prior fiscal years.

[10]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.36%.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[12]	Reflects fee waivers and/or expense reimbursements.

[13]

Effective April 30, 2010, as a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual operation expenses do not exceed 1.20%. This arrangement is expected to continue until December 31, 2014 but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

See Notes to Financial Statements.

18	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A2 Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$10.93	$10.58

Income from operations:
Net investment income	0.01	0.07
Net realized and unrealized gain	1.49	0.40
Total income from operations	1.50	0.47

Less distributions from:
Net investment income	(0.02)	(0.12)
Net realized gains	(0.01)	—
Total distributions	(0.03)	(0.12)

Net asset value, end of period	$12.40	$10.93
Total return[4]	13.73%	4.41%

Net assets, end of period (000s)	$1,186	$353

Ratios to average net assets:
Gross expenses[5]	1.27%[6]	1.20%
Net expenses[5,7,8,9]	1.20 [6]	1.05
Net investment income[5]	0.17	3.98

Portfolio turnover rate	58%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period October 31, 2012 (commencement of operations) to December 31, 2012.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of fees waived/reimbursed from prior fiscal years.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class A2 shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual operation expenses do not exceed 1.40%. This arrangement is expected to continue until December 31, 2014 but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1,2]	2013[3]	2012	2011	2010	2009[4]

Net asset value, beginning of period	$10.69	$9.30	$9.61	$7.54	$5.53

Income (loss) from operations:
Net investment income (loss)	(0.04)	0.01	(0.07)	(0.07)	(0.03)
Net realized and unrealized gain (loss)	1.46	1.38	(0.23)	2.10	2.04
Proceeds from settlement of a regulatory matter	—	—	—	0.04	—
Total income (loss) from operations	1.42	1.39	(0.30)	2.07	2.01

Less distributions from:
Net investment income	(0.02)	—	(0.01)	—	—
Net realized gains	(0.01)	—	—	—	—
Total distributions	(0.03)	—	(0.01)	—	—

Net asset value, end of period	$12.08	$10.69	$9.30	$9.61	$7.54
Total return[5]	13.27%	14.95%	(3.16)%	27.45%[6]	36.35%

Net assets, end of period (000s)	$5,359	$5,073	$5,330	$6,032	$5,521

Ratios to average net assets:
Gross expenses	2.08%[7]	2.06%[8]	2.08%[8]	2.19%	2.14%[7,9]
Net expenses[10]	1.95 [7,11,12]	1.97 [8,11,12]	2.05 [8,11,12]	2.09 [11,12]	2.14 [7,9]
Net investment income (loss)	(0.70) [7]	0.07	(0.78)	(0.90)	(0.56) [7]

Portfolio turnover rate	58%	57%	49%	41%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]	For the six months ended June 30, 2013 (unaudited).

[4]	For the period February 5, 2009 (commencement of operations) to December 31, 2009.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 26.92%. Class C received $29,199 related to this distribution.

[7]	Annualized.

[8]	Reflects recapture of fees waived/reimbursed from prior fiscal years.

[9]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.14%.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]

Effective April 30, 2010, as a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual operation expenses do not exceed 1.95%. This arrangement is expected to continue until December 31, 2014 but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

See Notes to Financial Statements.

20	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2,3]	2013[4]		2012	2011	2010	2009	2008

Net asset value, beginning of period	$10.68		$9.27	$9.51	$7.45	$5.83	$9.43

Income (loss) from operations:
Net investment income (loss)	0.00	[5]	0.10	(0.00) [5]	(0.01)	0.02	(0.01)
Net realized and unrealized gain (loss)	1.47		1.36	(0.23)	2.09	1.60	(3.52)
Total income (loss) from operations	1.47		1.46	(0.23)	2.08	1.62	(3.53)

Less distributions from:
Net investment income	(0.02)		(0.05)	(0.01)	(0.02)	—	(0.07)
Net realized gains	(0.01)		—	—	—	—	—
Total distributions	(0.03)		(0.05)	(0.01)	(0.02)	—	(0.07)

Net asset value, end of period	$12.12		$10.68	$9.27	$9.51	$7.45	$5.83
Total return[6]	13.75%		15.74%	(2.46)%	27.93%	27.79%	(37.72)%

Net assets, end of period (000s)	$1,028		$902	$746	$747	$600	$418

Ratios to average net assets:
Gross expenses	1.38%[7]		1.53%[8]	1.37%[8]	1.51%	1.42%[9]	1.34%
Net expenses[10,11]	1.20	[7,12]	1.22 [8,12]	1.30 [8,12]	1.27 [12,13]	1.20 [9,13]	1.19
Net investment income (loss)	0.06	[7]	0.87	(0.02)	(0.07)	0.36	(0.08)

Portfolio turnover rate	58%		57%	49%	41%	52%	93%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed as Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]	For the six months ended June 30, 2013 (unaudited).

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of fees waived/reimbursed from prior fiscal years.

[9]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.40% and 1.18%, respectively.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]

Effective April 30, 2010, as a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual operation expenses do not exceed 1.20%. This arrangement is expected to continue until December 31, 2014 but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[13]

As a result of a contractual expense limitation, until April 30, 2010, the ratio of expenses, other than interest, brokerage commissions, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.20%.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2,3]	2013[4]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$11.00	$9.47	$9.68	$7.61	$5.95	$9.60

Income (loss) from operations:
Net investment income	0.02	0.05	0.04	0.02	0.04	0.02
Net realized and unrealized gain (loss)	1.52	1.51	(0.24)	2.12	1.63	(3.59)
Total income (loss) from operations	1.54	1.56	(0.20)	2.14	1.67	(3.57)

Less distributions from:
Net investment income	(0.02)	(0.03)	(0.01)	(0.07)	(0.01)	(0.01)
Net realized gains	(0.01)	—	—	—	—	(0.07)
Total distributions	(0.03)	(0.03)	(0.01)	(0.07)	(0.01)	(0.08)

Net asset value, end of period	$12.51	$11.00	$9.47	$9.68	$7.61	$5.95
Total return[5]	14.00%	16.50%	(2.11)%	28.19%	28.16%	(37.49)%

Net assets, end of period (000s)	$6,743	$9,438	$220,655	$235,997	$186,801	$164,591

Ratios to average net assets:
Gross expenses	0.82%[6,7]	0.89%	0.94%[7]	0.96%[7]	0.93%[8]	0.84%
Net expenses[9]	0.79 [6,7,10,11]	0.89 [10,11]	0.94 [7,10]	0.96 [7,10,12]	0.89 [8,11,12]	0.84
Net investment income	0.39 [6]	0.47	0.33	0.25	0.65	0.22

Portfolio turnover rate	58%	57%	49%	41%	52%	93%

[1]	On October 5, 2009, Institutional Class shares were renamed as Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]	For the six months ended June 30, 2013 (unaudited).

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of fees waived/reimbursed from prior fiscal years.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.91% and 0.87%, respectively.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

Effective April 30, 2010, as a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual operation expenses do not exceed 0.90%. This arrangement is expected to continue until December 31, 2014 but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]

As a result of a contractual expense limitation, until April 30, 2010, the ratio of expenses, other than interest, brokerage commissions, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.95%.

See Notes to Financial Statements.

22	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2013[3]	2012[4]

Net asset value, beginning of period	$10.88	$10.67

Income from operations:
Net investment income	0.03	0.13
Net realized and unrealized gain	1.49	0.21
Total income from operations	1.52	0.34

Less distributions from:
Net investment income	(0.02)	(0.13)
Net realized gains	(0.01)	—
Total distributions	(0.03)	(0.13)

Net asset value, end of period	$12.37	$10.88
Total return[5]	13.97%	3.22%

Net assets, end of period (000s)	$621,886	$549,249

Ratios to average net assets:
Gross expenses[6]	0.79%	0.79%
Net expenses[6,7,8,9]	0.75	0.74
Net investment income[6]	0.51	1.58

Portfolio turnover rate	58%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]	For the six months ended June 30, 2013 (unaudited).

[4]	For the period March 23, 2012 (commencement of operations) to December 31, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class IS shares did not exceed 0.75%. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. This expense limitation arrangement does not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On April 30, 2012, the Fund was reorganized as a new series of the Trust. Prior to April 30, 2012, the Fund was organized as a series of Legg Mason Charles Street Trust, Inc., a Maryland corporation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

24	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$633,566,013	—	—	$633,566,013
Investment in Underlying Funds	13,009,044	—	—	13,009,044
Total long-term investments	$646,575,057	—	—	$646,575,057
Short-term investments†	—	$9,260,000	—	9,260,000
Total investments	$646,575,057	$9,260,000	—	$655,835,057

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

26	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment advisory and management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s investment adviser. Effective February 2013, Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short term instruments. LMPFA, Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which, effective February 2013, is provided by Western Asset. To the extent LMPFA receives a management fee after taking into accounts its contractual obligation to limit expenses as discussed below, LMPFA will pay Batterymarch and Western Asset the entire management fee it received from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class I and Class IS shares did not exceed 1.30%, 1.50%, 2.05%, 1.30%, 1.00% and 0.75%, respectively. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager currently intends to voluntarily waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.20%, 1.40%, 1.95%, 1.20% and 0.90% for Class A, Class A2, Class C, Class FI and Class I shares, respectively. These arrangements are expected to continue until December 31, 2014 but may be terminated at any time by the manager.

During the six months ended June 30, 2013, fees waived and/or expenses reimbursed amounted to $119,252.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at June 30, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class FI	Class I	Class IS
Expires December 31, 2013	—	—	$2,282	$1,301	—	—
Expires December 31, 2014	—	—	1,840	570	—	—
Expires December 31, 2015	$7,146	—	4,689	2,618	—	$191,112
Expires December 31, 2016	4,501	$230	3,523	879	$1,053	109,066
Total fee waivers/expense reimbursements subject to recapture	$11,647	$230	$12,334	$5,368	$1,053	$300,178

28	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report

For the six months ended June 30, 2013, LMPFA recaptured $47 and $135 for Class A2 and Class I shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for Class A shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2013, LMIS and its affiliates retained sales charges of $317 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2
CDSCs	$5	$13

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$356,350,935
Sales	365,200,634

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$104,368,455
Gross unrealized depreciation	(19,539,825)
Net unrealized appreciation	$84,828,630

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended June 30, 2013, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class A2, Class C and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$21,142	$18,797
Class A2	916	799
Class C	26,570	7,991
Class FI	1,249	1,716
Class I	—	1,064
Class IS	—	14,469
Total	$49,877	$44,836

For the six months ended June 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$4,501
Class A2	230
Class C	3,523
Class FI	879
Class I	1,053
Class IS	109,066
Total	$119,252

6. Distributions to shareholders by class

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$22,370	$97,092
Class A2	1,592	3,653	†
Class C	6,862	—
Class FI	1,324	4,066
Class I	8,310	27,639
Class IS	859,552	6,579,456	‡
Total	$900,010	$6,711,906

30	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report

	Six Months Ended June 30, 2013	Year Ended December 31, 2012

Net Realized Gains:
Class A	$18,889	—
Class A2	1,297	—
Class C	6,172	—
Class FI	1,177	—
Class I	6,710	—
Class IS	696,219	—
Total	$730,464	—

†	For the period October 31, 2012 (commencement of operations) to December 31, 2012.

‡	For the period March 23, 2012 (commencement of operations) to December 31, 2012.

7. Shares of beneficial interest

At June 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. On April 30, 2012, the Fund was reorganized as a new series of the Trust.

Prior to April 30, 2012, the Fund was a series of a Maryland corporation and had 500 million shares authorized at $0.001 par value for each of the Class A, Class C, Class FI, Class I and Class IS shares of the Fund.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares		Amount
Class A
Shares sold	35,956	$429,690	198,338		$1,953,814
Shares issued on reinvestment	3,121	39,685	8,780		94,818
Shares repurchased	(235,695)	(2,800,862)	(573,173)		(5,908,139)
Net decrease	(196,618)	$(2,331,487)	(366,055)		$(3,859,507)

Class A2
Shares sold	69,365	$830,809	31,998	†	$338,385	†
Shares issued on reinvestment	227	2,889	339	†	3,653	†
Shares repurchased	(6,226)	(75,338)	(52)	†	(573)	†
Net increase	63,366	$758,360	32,285	†	$341,465	†

Class C
Shares sold	8,742	$103,540	14,575		$146,552
Shares issued on reinvestment	1,048	12,974	—		—
Shares repurchased	(40,864)	(480,731)	(113,237)		(1,169,817)
Net decrease	(31,074)	$(364,217)	(98,662)		$(1,023,265)

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares		Amount
Class FI
Shares sold	5,867	$67,329	7,861		$79,184
Shares issued on reinvestment	201	2,501	386		4,066
Shares repurchased	(5,732)	(66,840)	(4,269)		(41,086)
Net increase	336	$2,990	3,978		$42,164

Class I
Shares sold	60,099	$742,504	635,668		$6,624,551
Shares issued on reinvestment	1,171	15,020	2,545		27,639
Shares repurchased	(380,059)	(4,426,939)	(23,075,572)		(242,426,296)
Net decrease	(318,789)	$(3,669,415)	(22,437,359)		$(235,774,106)

Class IS
Shares sold	5,446,703	$64,806,506	60,549,383	‡	$641,036,812	‡
Shares issued on reinvestment	56,297	713,278	278,053	‡	2,963,384	‡
Shares repurchased	(5,716,258)	(67,318,621)	(10,358,348)	‡	(107,027,100)	‡
Net increase (decrease)	(213,258)	$(1,798,837)	50,469,088	‡	$536,973,096	‡

†	For the period October 31, 2012 (commencement of operations) to December 31, 2012.

‡	For the period March 23, 2012 (commencement of operations) to December 31, 2012. During the period Class I shareholders exchanged $234,958,577 into Class IS.

8. Line of Credit

The Fund, along with certain other Legg Mason Funds, participated in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matured on February 28, 2013. Pursuant to the Credit Agreement, each participating fund was liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bore interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the period ended February 28, 2013. The Fund did not renew the Credit Agreement.

9. Capital loss carryforwards

As of December 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2015	$(148,780)
12/31/2016	(3,766,924)
$(3,915,704)

These amounts will be available to offset any future taxable capital gains.

32	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2013 Semi-Annual Report	33

Board approval of sub-advisory agreement (unaudited)

At its February 2013 meeting, the Fund’s Board of Trustees (the “Board”) approved for an annual period a sub-advisory agreement (the “Agreement”) pursuant to which Western Asset Management Company (“Western Asset”) provides day-to-day management of the Fund’s cash and short-term investments.

In voting to approve the Agreement, the Board, including the Independent Trustees, assisted by independent legal counsel, considered whether approval of the Agreement would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve the Agreement.

The Board noted that under the Agreement, the same portfolio management team that currently provides management of the Fund’s cash and short-term investments as dual employees of Legg Mason Partners Fund Advisor, LLC (the “Manager”) would now provide such services as employees of Western Asset. Further, the Board considered that the structure by which the cash management advisory services were to be provided, where the dual employment arrangement would be terminated and the Agreement entered into, did not require shareholder approval, since Western Asset is a wholly owned subsidiary of Legg Mason, Inc. The Board’s evaluation of the services to be provided by Western Asset took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of Western Asset. The Board also reviewed and considered the contractual management fee in light of the nature, extent and quality of the advisory services provided, noting that the fee payable under the Agreement is the same as the amount currently paid to Western Asset for the services of the dual employees. The Board noted that the Manager, and not the Fund, pays the fee to Western Asset. Based upon these factors, the Board concluded that these organizational changes did not alter the factors previously considered by the Board in connection with its annual contract review process. As a result, the Board took note of the analysis performed as part of its annual contract review of the profitability of the advisory services, the analysis of economies of scale in connection with prior services, and the analysis of other benefits arising from the provision of such services and determined that the Board’s prior determinations and conclusions continued.

After evaluation of all material factors, the Board concluded that the approval of the Agreement is in the best interest of the Fund.

34	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Legg Mason Batterymarch

U.S. Small Capitalization Equity Portfolio

Trustees

Kenneth D. Fuller*

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy*

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Batterymarch Financial Management, Inc.

Custodian

State Street Bank & Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Effective June 1, 2013, Ms. Murphy became a Trustee and Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

BATX013860 8/13 SR13-1994

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)     The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller Chief Executive Officer
Legg Mason Global Asset Management Trust

Date: August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Global Asset Management Trust

Date: August 23, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer of
Legg Mason Global Asset Management Trust

Date: August 23, 2013